SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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
Check the appropriate box:
[ ]  Preliminary Information Statement
[X]  Definitive Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
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             Diversified Investors Portfolios - Balanced Portfolio
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               (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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              TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
                           Four Manhattanville Road
                           Purchase, New York 10577

July 11, 2005

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Balanced Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes two new subadvisers for the Balanced Portfolio, the underlying mutual fund in which all of the assets of the Balanced Subaccount are invested.

     On April 30, 2005, with the approval of the Board of Trustees of the Balanced Portfolio, two subadvisers, Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP, replaced Aeltus Investment Management, Inc. and BlackRock Advisors, Inc., the former subadvisers of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Vice President and Assistant Secretary

                             DIVERSIFIED INVESTORS
                                 BALANCED FUND

                           DIVERSIFIED INSTITUTIONAL
                                 BALANCED FUND
                           Four Manhattanville Road
                           Purchase, New York 10577

July 11, 2005

Dear Shareholder:

     The enclosed information statement describes two new subadvisers for the Balanced Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors Balanced Fund and Diversified Institutional Balanced Fund are invested. On April 30, 2005, with the approval of the Board of Trustees of the Balanced Portfolio, two subadvisers, Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP, replaced Aeltus Investment Management, Inc. and BlackRock Advisors, Inc., the former subadvisers of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Secretary

                              BALANCED PORTFOLIO
                 a series of Diversified Investors Portfolios
                           Four Manhattanville Road
                           Purchase, New York 10577

July 11, 2005

Dear Investor:

     The enclosed information statement describes two new subadvisers for the Balanced Portfolio. On April 30, 2005, with the approval of the Board of Trustees of the Balanced Portfolio, two subadvisers, Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP, replaced Aeltus Investment Management, Inc. and BlackRock Advisors, Inc., the former subadvisers of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes Goldman Sachs Asset Management, L.P. and Western Asset Management Company, LP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                     Sincerely,



                                     Robert F. Colby
                                     Secretary

                              BALANCED PORTFOLIO
                 a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                            Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the Balanced Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on September 1, 1993 and commenced operations on July 1, 1994. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2004, including audited financial statements, has previously been sent to investors is available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about July 11, 2005.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, nine feeder funds invest their assets in the Balanced Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994. The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on March 28, 2005. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and (iii) reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Goldman Sachs Asset Management, L.P. ("GSAM") and Western Asset Management Company, LP ("Western Asset") became subadvisers on April 27, 2005. This Information Statement describes GSAM and Western Asset and their subadvisory agreements relating to the Portfolio.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.

The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Advisor is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

FORMER SUBADVISERS

Aeltus Investment Management, Inc.

Prior to April 27, 2005, Aeltus Investment Management, Inc. (Aeltus) served as an investment subadviser of the Portfolio.

Aeltus was formed in 1972 and has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of Aetna Investment Adviser Holding Co. Aeltus provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Aeltus and the Adviser (referred to as the Aeltus Subadvisory Agreement). As a subadviser of the Portfolio, Aeltus was responsible for managing a portion of the assets of the Portfolio in a manner consistent with the terms of the Aeltus Subadvisory Agreement and the investment objectives of the Portfolio.

The Aeltus Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on December 10, 2004. The Aeltus Subadvisory Agreement, which was dated as of March 31, 1999, was most recently submitted to a vote of investors in the Portfolio on June 11, 1999 in connection with its initial approval.

BlackRock Advisors, Inc.

Prior to April 27, 2005, BlackRock Advisors, Inc. ("BlackRock") served as an investment subadviser of the Portfolio.

BlackRock Advisors was founded in 1994, and has been a federally registered investment adviser providing advisory services for investment companies since its inception. The principal offices of BlackRock Advisors are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

BlackRock provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between BlackRock and the Adviser (referred to as the BlackRock Subadvisory Agreement). As a subadviser of the Portfolio, BlackRock was responsible for managing a portion of the assets of the Portfolio in a manner consistent with the terms of the BlackRock Subadvisory Agreement and the investment objectives of the Portfolio.

The BlackRock Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on December 10, 2004. The BlackRock Subadvisory Agreement, which was dated as of December 3, 2001 and was provided to investors in the Portfolio on February 11, 2002 following its approval by the Portfolio's Board of Trustees on December 3, 2001.

At a meeting of the Portfolio's Board of Trustees held on March 28, 2005, the Board considered, at the Adviser's recommendation, the termination of Aeltus and BlackRock as the subadvisers of the Portfolio. The Board evaluated the management style of Aeltus and BlackRock and reviewed the performance of the equity portion of the Portfolio managed by Aeltus and fixed income portion of the Portfolio managed by BlackRock. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Aeltus and BlackRock Subadvisory Agreements and to enter into new Subadvisory Agreements with GSAM and Western Asset. Accordingly, effective April 27, 2005, the Adviser terminated the Aeltus and BlackRock Subadvisory Agreements and entered into new Subadvisory Agreements with GSAM and Western Asset (referred to as the GSAM Subadvisory Agreement and the Western Asset Subadvisory Agreement, respectively).

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal differences between the Aeltus and BlackRock Subadvisory Agreements and the GSAM and Western Asset Subadvisory Agreements are the effective and termination dates and the compensation payable to the subadvisers. A description of the investment advisory fees to be paid by the Adviser to GSAM and Western Asset appears below under the caption "GSAM and Western Asset Subadvisory Fees." A comparison of those fees to the fees paid by the Adviser to Aeltus and BlackRock appears below under the caption "Aeltus and BlackRock Subadvisory Fees."

COMPARISON OF THE GSAM AND WESTERN ASSET SUBADVISORY AGREEMENTS TO THE AELTUS AND BLACKROCK SUBADVISORY AGREEMENTS

The GSAM and Western Asset Subadvisory Agreements became effective on April 27, 2005 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Both Agreements may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The GSAM and Western Asset Subadvisory Agreements may be terminated by GSAM and Western Asset, respectively, upon 90 days' advance written notice to the Adviser. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Aeltus and BlackRock Subadvisory Agreements contained similar provisions.

Under the terms of the GSAM and Western Asset Subadvisory Agreements, the subadvisers furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. The Aeltus and BlackRock Subadvisory Agreements contained similar provisions.

The GSAM and Western Asset Subadvisory Agreements both provide that the subadviser is responsible only for managing the assets of the Portfolio allocated to the subadviser in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and is to incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, (vii) any loss incurred by reason of any act or omission of any custodian, and (viii) any loss incurred by reason of any act or omission of any broker or dealer. The Aeltus and BlackRock Subadvisory Agreements contained similar provisions.

The GSAM and Western Asset Subadvisory Agreements also provide that GSAM and Western Asset, respectively, will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Subadvisory Agreements, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. GSAM is liable for any liability, damages or expenses of the Adviser to which the subadviser would otherwise be subject arising out of the gross negligence, malfeasance or willful misconduct by any of the subadviser's employees in providing management under the GSAM Subadvisory Agreement. Western Asset is liable for any liability, damages or expenses of the Adviser to which the subadviser would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to the Western Asset Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would be inapplicable. The
Aeltus and BlackRock Subadvisory Agreements contained similar provisions.

Investors should refer to Exhibit B attached hereto for the complete terms of the Subadvisory Agreement with GSAM. The description of the GSAM Subadvisory
Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

Investors should refer to Exhibit C attached hereto for the complete terms of the Subadvisory Agreement with Western Asset. The description of the Western
Asset Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit C.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.43% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory
Agreement for the period from January 1, 2004 to December 31, 2004 were
$1,887,638. An affiliate of the Adviser, Diversified Investors Securities
Corp., provides placement agency services to the Portfolio. Diversified
Investors Securities Corp. receives no compensation for these services.

As of December 31, 2003, the Balanced Portfolio had net assets of $419,726,689.

GSAM AND WESTERN ASSET SUBADVISORY FEES

Under the GSAM and Western Asset Subadvisory Agreements, the Adviser (not the
Portfolio) pays GSAM and Western for their services on the basis of the following annual fee schedules:

                               GSAM Fee Schedule

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
0.14% of the first $500 million of net assets of the Portfolio allocated to GSAM;
0.12% of the next $1 billion of net assets of the Portfolio allocated to GSAM; and 0.10% of net assets of the Portfolio allocated to GSAM in excess of $1.5 billion.


                           Western Asset Fee Schedule

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
0.30% of the first $100M of net assets of the Portfolio allocated to Western Asset; and
0.15% of net assets in excess of $100M of the Portfolio allocated to Western Asset.

For purposes of applying these decremental fee schedules, any other assets managed by GSAM or Western Asset for the Adviser will be combined with the assets of this Portfolio to determine the applicable basis points charge.

For purposes of calculating subadvisory fees, the net assets of the portion of the Portfolio allocated to a subadviser are valued at their market value. Under each Agreement, fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees are to be paid quarterly.

AELTUS AND BLACKROCK SUBADVISORY FEES

Under the Aeltus and BlackRock Subadvisory Agreements, the Adviser (not the
Portfolio) paid Aeltus and BlackRock for their services on the basis of the following annual fee schedules:

                              Aeltus Fee Schedule

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..20% of the first $200 million of net assets of the Portfolio allocated to Aeltus;
..15% of the next $300 million of net assets of the Portfolio allocated to Aeltus;
..125% of the next $500 million of net assets of the Portfolio allocated to Aeltus; and
..10% of net assets of the Portfolio allocated to Aeltus in excess of $1 billion.

                            BlackRock Fee Schedule

0.12% of the first $1 billion of net assets of the Portfolio allocated to BlackRock; and
0.05% of net assets of the Portfolio allocated to BlackRock in excess of $1 billion.

Fees paid to Aeltus and BlackRock for services provided pursuant to Aeltus and BlackRock Subadvisory Agreements for the period from January 1, 2004 to December 31, 2004 were $395,920 and $133,554, respectively.

The Adviser has initially allocated 60% of the Portfolio's net assets to be managed by GSAM and 40% of the Portfolio's net assets to be managed by Western Asset. This allocation may be adjusted by the Adviser at any time. Fees that would have been payable to GSAM for services provided pursuant to the GSAM Subadvisory Agreement for the period from January 1, 2004 to December 31, 2004, had the GSAM Subadvisory Agreement been in effect for such period and assuming that GSAM managed 60% of the Portfolio's assets at all times during the period, would have been $352,686. Fees that would have been payable to Western Asset for services provided pursuant to the GSAM Subadvisory Agreement for the period from January 1, 2004 to December 31, 2004, had the Western Asset Subadvisory Agreement been in effect for such period and assuming that Western Asset managed 40% of the Portfolio's assets at all times during the period, would have been $401,919. The aggregate of those fees represents a 42.52% increase from the fees paid to Aeltus and BlackRock under the Aeltus and BlackRock Subadvisory Agreements. Investors should note, however, that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, neither the GSAM nor Western Asset Subadvisory Agreement, nor the allocation of management of the Portfolio's assets between GSAM and Western Asset, has any effect on the amount of advisory fees paid by the Portfolio.

Aeltus nor any affiliate of Aeltus received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2004.

BlackRock serves as the subadviser to the Core Bond Portfolio. The fees payable to the BlackRock for services provided pursuant to the Core Bond Portfolio for the period from January 1, 2004 to December 31, 2004 were $1,411,812. Aside from fees received in connection with its service as subadviser to the Portfolio and the Core Bond Portfolio, neither BlackRock nor any affiliate of BlackRock received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2004.

For the Portfolio's fiscal year ended December 31, 2004, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Aeltus, BlackRock or Western Asset.

For the fiscal year ended December 31, 2004, the Portfolio paid commissions totaling $188.44 to brokers affiliated with GSAM.

INFORMATION REGARDING GSAM

GSAM was established in 1989 and has been registered as an investment adviser with the Securities and Exchange Commission since 1990. The principal offices of GSAM are located at 32 Old Slip, 23rd Floor, New York, New York 10005. GSAM is a wholly owned subsidiary of Goldman Sachs Group, Inc.

MANAGEMENT AND GOVERNANCE. Listed below are the names and positions of the partners of GSAM as of May 31, 2005. The principal address of each partner as it relates to such partner's duties at GSAM is the same as that of GSAM.

Name                                        Position with GSAM

Goldman Sachs Group, Inc.                   General Partner

Goldman Sachs Global Holdings L.L.C.        Limited Partner

No officer or Trustee of the Portfolio currently is a director, officer or employee of GSAM. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in GSAM or any other person controlling, controlled by or under common control with GSAM. Since

January 1, 2004, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GSAM was or is to be a party.

MANAGEMENT ACTIVITIES. As of March 31, 2005, GSAM had $433.9 billion of assets under management.

GSAM does not act as investment adviser or subadviser for any registered investment companies with investment objectives similar to the Portfolio.

INFORMATION REGARDING WESTERN ASSET

Western Asset was founded in October 1971 by United California Bank (which later became First Interstate), and became a registered investment adviser in November of that same year. The principal offices of Western Asset are located at 385 East Colorado Boulevard Pasadena, California 91101. Western Asset is a wholly owned subsidiary of Legg Mason, Inc. The principal offices of Legg Mason, Inc. are located at 100 Light Street Baltimore, Maryland 21202.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the principals of Western Asset as of May 31, 2005. The principal address of each individual as it relates to his or her duties at Western Asset is the same as that of Western Asset.

Name Position with Western Asset and Principal Occupation if Different from Position(s) with Western Asset

Bruce D. Alberts                     Director of Finance

Brett B. Canon                       Director of Operations

D. Daniel Fleet                      Director of Risk Management

James W. Hirschmann                  Chief Executive Officer

Gavin L. James                       Director of Global Client Service &
                                     Marketing

S. Kenneth Leech                     Chief Investment Officer

Dennis J. McNamara, CFA              Director of Portfolio Operations

Gregory B. McShea, Esq.              General Counsel; Head of Legal &
                                     Compliance; Secretary

Stephen A. Walsh                    Deputy Chief Investment Officer


No officer or Trustee of the Portfolio currently is a director, officer or employee of Western Asset. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Western Asset or any other person controlling, controlled by or under common control with Western Asset. Since January 1, 2003, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Western Asset was or is to be a party.

MANAGEMENT ACTIVITIES. As of March 31, 2005, Western Asset had $211.4 billion of assets under management.

Western Asset acts as investment adviser or subadviser for the following registered investment companies with investment objectives similar to the
Portfolio:

Fund                  Net Assets as of     Fee
                      3/31/05
                      ($ millions)
----------------------------------------------------------------------------------------------

Western Asset Core    4,778                o   Financial Intermediary.0.70%*
PlusBond Portfolio                         o   Institutional..........0.45%
                                           The minimum account size is $1 million.

                                           * Under certain circumstances, the Manager
                                             may offer "Financial Intermediary" shares,
                                             which may include a 12b-1 fee of up to 25
                                             basis points.

                                           The Investment Manager is contractually
                                           obligated to limit this fund's expenses to the
                                           level shown through August 1, 2005.

WA US Core Plus       143                  o   Financial Intermediary.1.00%
Bond Fund                                  o   Institutional..........0.50%

                                           The minimum account size is $1 million
                                           (Financial Intermediary) or $5 million
                                           (Institutional).

Western Asset periodically reviews its fee schedules to ensure they represent an appropriate level of compensation for services provided and are in line with industry standards.

EVALUATION BY THE BOARD OF TRUSTEES

Having previously received presentations by the Adviser and representatives of GSAM and Western Asset, the Board of Trustees of the Portfolio, at a meeting held on March 28, 2005, authorized the Adviser to terminate the Aeltus and BlackRock Subadvisory Agreements and approved the GSAM and Western Asset Subadvisory Agreements. Discussed below are some of the material factors considered by the Board of Trustees.

Before authorizing the Adviser to terminate the Aeltus and BlackRock Subadvisory Agreements, the Trustees explored multiple options, each designed to improve the overall performance of the Portfolio. The Board then reviewed with the Adviser its recommendation that the services of Aeltus and BlackRock as subadvisers of the Portfolio be terminated. The Trustees reviewed the Portfolio's performance for the one-,three-, five- and ten-year periods ended December 31, 2004. The Board also considered the ability of Aeltus and BlackRock to continue to effectively manage their respective portions of the Portfolio.

The Adviser then discussed the timing of the transition to the new subadvisers and how the transition could be accomplished with minimal disruption or expense. The Trustees noted that the Adviser had identified and interviewed several advisers as possible replacements for Aeltus and BlackRock. The Trustees considered information with respect to GSAM and Western Asset and whether the GSAM and Western Asset Subadvisory Agreements were in the best interests of the Portfolio and its holders of beneficial interests.


As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by GSAM and Western Asset and reviewed and discussed information regarding each subadviser's fees and performance. In evaluating each subadviser's ability to provide services to the Portfolio, the Trustees considered information as to each subadviser's business organization, financial resources, personnel, philosophy and other matters. The Trustees discussed the increase in fees payable to GSAM and Western Asset, as compared to those paid to Aeltus and BlackRock, and considered the fees in light of the limited market of suitable subadvisers. The Trustees also noted that the Adviser, not the Portfolio, pays all subadvisory fees.


In considering GSAM as a possible subadviser for the Portfolio's equity component, the Trustees noted the size and depth of GSAM's organization. The Trustees also reviewed on GSAM's flexible "computer-optimized, research enhanced" investment process, which involves the continual monitoring of stocks selected through a disciplined security analysis in an effort to maximize risk-adjusted expected returns while measuring and managing risk. The Board also noted that the performance of GSAM's enhanced U.S. large cap model comparable favorably to the performance of the portion of the Portfolio managed by Aeltus and the Portfolio's benchmark for the one-, three- and five-year periods ended December 31, 2004.

When reviewing Western Asset as a possible subadviser for the Portfolio's fixed income component, the Board considered Western Asset's investment philosophy which utilizes diversified strategies and focuses on long-term, fundamental value orientation. The Board also noted that the performance of Western Asset's relevant composite portfolio compared favorably to the performance of the portion of the Portfolio managed by BlackRock and the Portfolio's benchmark for the one-,three- and five-year periods ended September 31, 2004.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the GSAM and Western Asset Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the GSAM and Western Asset Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreements with Aeltus and BlackRock and approved the Subadvisory Agreements with GSAM and Western Asset.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four
Manhattanville Road, Purchase, New York 10577.

As of May 31, 2005, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of May 31, 2005 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:


                                       AMOUNT AND
                                    NATURE OF BENEFICIAL      PERCENTAGE OF
   NAME & ADDRESS OF INVESTOR           OWNERSHIP          BENEFICIAL OWNERSHIP
-------------------------------------------------------------------------------

  Transamerica Financial Life       $143,488,026.93               35.20%
  Insurance Company

  Diversified Investment Advisors    $57,380,993.97               14.08%
  Collective Trust

  Diversified Investors Balanced    $192,738,174.09               47.28%
  Fund, a series of The
  Diversified Investors Funds
  Group

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                     By Order of the Board of Trustees,



                                     Robert F. Colby, Secretary
July 11, 2005

                                                                      Exhibit A
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Balanced Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of

Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .43% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                                Diversified Investors Portfolios
/s/ John F. Hughes
---------------------
    John F. Hughes
                                       By:    /s/ Tom Schlossberg
                                          -------------------------------
                                              Tom Schlossberg

Attest:                                Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
---------------------
    Catherine A. Mohr
                                       By:    /s/ Gerald L. Katz
                                          -------------------------------
                                              Gerald L. Katz
                                              Vice President and CFO

                                                                      Exhibit B

                       INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of April 27, 2005 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Goldman Sachs Asset Management, L.P. ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Balanced ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor's responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and, to the extent required under applicable law, Subadvisor is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Portfolio's assets concerning Portfolio transactions in securities or other assets.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities and instruments to be purchased or sold or exchanged in seeking to achieve the investment objective and strategy applicable to the assets; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether to sell or dispose of securities in the Subadvisor's sole discretion; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet in person once annually, and participate four times per year via telephone conference calls, with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the Portfolio.

     Diversified will assume the responsibility for the actual voting of any voting rights. Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. In any such case, Diversified shall ensure that the Portfolio's prospectus and statement of additional information (collectively, "Prospectus") are revised as necessary to reflect such investment policies.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, including brokers or dealers affiliated with Subadvisor, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     2. Transactions with Affiliates. Diversified hereby agrees and consents that the Subadvisor and its affiliates are authorized to execute agency cross transactions (collective "Cross transactions") for the Portfolio, provided such transactions comply with Rule 206(3)-2 under the Investment Advisers Act of 1940 ("Advisers Act"), Rule 17e-1 under the 1940 Act and any other applicable laws or regulations, or conditions imposed by the Board of Trustees of the Portfolio and communicated by Diversified to the Subadvisor. Cross transactions are transactions which may be effected by the Subadvisor or its affiliates acting as broker for both the Portfolio and the counterparty to the transaction. Cross transactions enable the Subadvisor to purchase or sell a block of securities for an account at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sell order. However, Diversified should note that the Subadvisor has a potentially conflicting division of loyalties and responsibilities regarding both parties to Cross transactions and that the Subadvisor, or any of its affiliates, if acting as broker; may receive commissions from both parties to such transactions. The Subadvisor acknowledges that it is prohibited from recommending any Cross transactions to its advisory clients on both sides of the transaction and understands that its authority as the Subadvisor to execute Cross transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Subadvisor of written notice from Diversified, and that the failure to terminate such authorization will result in its continuation.

     In connection with any agency Cross transactions, the Subadvisor will provide Diversified with a confirming letter describing the details of such trades, and other reports or information that Diversified may reasonably request. The Subadvisor will disclose to Diversified the commissions received by the Subadvisor or its affiliates for executing the other side of the transaction. Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     3. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     4. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     5. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     6. Investment Objective, Policies and Restrictions. Diversified will provide the Subadvisor with the statement of investment objective, policies and restrictions applicable to the Portfolio as contained in the Portfolio's Prospectus, all amendments or supplements to the Prospectus, and any instructions adopted by the Board of Trustees supplemental thereto. Diversified agrees, on an ongoing basis, to notify the Subadvisor of any change, not specifically identified to the Subadvisor by Diversified, in writing of each change in the fundamental and non-fundamental investment policies of the Portfolio and will provide the Subadvisor with such further information applicable thereto as the Subadvisor may from time to time reasonably request for performance of its obligations under this Agreement. Diversified retains the right, on written notice to the Subadvisor, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

     7. Affiliates Transactions. With respect to any such procedures pertaining to trading with affiliates of the Portfolio (other than the Subadvisor's affiliates), the Subadvisor shall not bear any responsibility and shall be released from any obligation or cost which results from entering into a trade pursuant to the Portfolio(s) Rule 17a-7, 17e-1 or 10f-3 procedures with any affiliated entity, other than affiliates of the Subadvisor.

     8. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions as set forth in the Prospectus and in the investment policy statement, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, or compliance of any other assets for Diversified or the Portfolio, (iii) compliance with applicable tax diversification tests or filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, Subchapter M of the Internal Revenue Code of 1986, as amended, and other Federal and State laws and regulations applicable to the Portfolio. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this

Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any direct liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or willful misconduct by any of its employees in providing management under this Agreement.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     9. Disclosure/Compliance Obligations. Subadviser agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other commingled investment fund product managed by the Subadviser in a substantially similar manner to the strategy employed under this Agreement if, to the best knowledge of the Subadviser, such commingled investment funds is sold in retirement plan marketplaces in competition with the Portfolio. In addition, Subadviser agrees to provide Diversified with all written compliance policies and procedures of the Subadviser (and all updates thereto) and otherwise comply with all reasonable requests by Diversified to ensure compliance with all applicable securities and other laws.

     10. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 60 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     11. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     12. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     13. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     15. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or senior portfolio management personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     16. Regulatory Matters. Diversified and the Subadvisor agree that the Subadvisor shall have no responsibility or liability arising out of any non-compliance by Diversified with anti-money laundering regulations. Diversified certifies that the Portfolio's distributor has implemented an anti-money laundering program and a customer identification program that each comply with the requirements of applicable law, including the Bank Secrecy Act and U.S.A. PATRIOT Act of 2001 and the regulations promulgated thereunder, and that Diversified will perform the requirements of such programs with respect to the investors in the Trust. Diversified and Subadvisor hereby certify that they have policies and procedures designed to detect and deter disruptive trading practices, including "market timing", and Diversified and Subadvisor agree that they will continue to enforce and abide by such policies and procedures, as amended from time to time, and comply with all existing and future laws relating to such matters or to the purchase and sale of interests in the Portfolio generally.

     17. Representations, Warranties and Agreements of Diversified. Diversified represents, warrants and agrees that:

         a. Diversified has been duly authorized by the Board of Trustees of the Fund to delegate to the Subadvisor the provision of investment services to the Portfolio as contemplated hereby.

         b. Diversified is currently in compliance and shall continue to comply with the requirements imposed upon Diversified by applicable law and regulations.

         c. Diversified is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and will continue to be so registered for so long as this Agreement remains in effect.

         d. The Portfolio and Diversified acknowledge and agree that the Subadvisor shall have no supervisory responsibilities with respect to any anti-money laundering program or efforts on behalf of the Portfolio or the Assets.

         e. Diversified has the authority to enter into and perform the services contemplated by this Agreement and will promptly notify the Subadvisor of the occurrence of any event that would disqualify it from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         f. Diversified represents and warrants that the Portfolio is duly registered as an open-end investment company under the 1940 Act and shall promptly notify the Subadvisor if the Portfolio is no longer so registered or covered by an applicable exemption from registration.

         g. Diversified acknowledges that it has been provided with a copy of Subadvisor's Form ADV and has reviewed the Form ADV to its satisfaction, including, but not limited to, information about Subadvisor's other business activities and potential conflicts of interest.

     18. Valuation. Upon reasonable request from the Adviser, the Subadviser (through a qualified person) will reasonably assist the valuation committee of the Fund or the Adviser in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued; however, Adviser acknowledges, that Adviser `or its pricing agents shall assume all responsibility for valuation decisions.

     19. Subadvisor Organization. Diversified understands that the Subadvisor is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, the Sub-adviser and its affiliates and their managing directors, directors, officers and employees have multiple interests as more fully disclosed in the Subadvisor's Form ADV Part II, as may be amended from time to time.

     20. No Warranty. Subadvisor gives no warranty as to the performance or profitability of the Portfolio or any part hereof, nor any guarantee that the investment objectives, expectations or targets described in this Agreement or the Registration Statement will be achieved, including without limitation, any risk control, risk management or return objectives, expectations or targets.

     21. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

          a. The Subadvisor is registered as an "investment adviser" under the Advisers Act and has the authority to enter into and perform the services contemplated by this Agreement.

          b. The Subadvisor will, promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV that materially impacts the Subadvisor's policies, procedures or personnel related to its duties hereunder, furnish a copy of such amendment to Diversified

          c. The Subadvisor will promptly notify Diversified of the occurrence of any event that would disqualify the Subadvisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Subadvisor will also immediately notify Diversified if it is served or otherwise receives notice of any action, suit, proceeding, inquire or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

     22. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at the following addresses: Goldman Sachs Asset Management, L.P.,32 Old Slip, 31st Floor, New York, New York 10004, Attention: James McNamara, and a copy to their General Counsel, Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004; and Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, Attention: Leonard J. Antes.

     23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     24. Use of Name. Diversified and Subadvisor agree that without the prior written consent of the other party, it will not: (i) use the name of the other party, or the name of any affiliate, managing director, employee of the other party, or any trade name, trademark, trade device, service mark, symbol, logo or any abbreviation, contraction or simulation of the other party or its affiliates in advertising, publicity, or otherwise in connection with the investment advisory services; or (ii) represent (directly or indirectly) that any product or any service provided by the party has been approved or endorsed by the other.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                Diversified Investment Advisors, Inc.

                                By:     /s/ Robert F. Colby
                                   ------------------------------------
                                Name:   Robert F. Colby
                                Title:  Senior Vice President & General Counsel

                                Goldman Sachs Asset Management

                                By:     /s/ James McNamara
                                   ------------------------------------
                                Name:   James McNamara
                                Title:  Managing Director

Goldman-BalancedISA

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by Subadvisor for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge. The fee schedule shall only be amended by agreement between the parties.

                                 FEE SCHEDULE

                     .14% OF THE FIRST $500M OF NET ASSETS
                     .12% OF THE NEXT $1B OF NET ASSETS
                     .10% OF NET ASSETS IN EXCESS OF $1.5B

Net assets are aggregated and are equal to the combined market value of the Portfolios. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.






Goldman-BalancedISA

                                  SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.















Goldman-BalancedISA

                                                                      Exhibit C

                       INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of April 27, 2005 ("Agreement") by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Western Asset Management Company ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Diversified Investors Balanced Fund ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees and communicated to the Subadvisor in writing ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor's responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Portfolio's assets concerning Portfolio transactions in securities or other assets.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Upon written request, the Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

     Futures and options contracts will be entered into for hedging purposes and/or as a part of Subadvisor's overall portfolio strategy and will be incidental to its securities trading activities for the Portfolio. Investment in original futures margin and options premiums will at all times be in compliance with applicable requirements of the Commodities Futures Trading Commission.

     Subadvisor is hereby authorized to place orders for the execution of securities transactions for the Portfolio as may be recommended to and accepted by or on behalf of Diversified (either in writing or by telephone) with or through such brokers, dealers or issuers as Subadvisor may select.

     Subadvisor may execute on behalf of Diversified certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements other investment related agreements and any other agreements, documents or instruments the Subadvisor believes are appropriate or desirable in performing its duties under this Agreement.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the NASD.

     On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will materially comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Representations of Diversified. Diversified hereby acknowledges receipt of the Subadvisor's Form ADV, Part II (which also includes its privacy policy) at least 48 hours prior to the effective date of this Agreement pursuant to Rule 204-3 under the Investment Advisers Act of 1940. The Subadvisor annually shall deliver, or offer in writing to deliver, upon written request of Diversified and without charge, Form ADV, Part II. Diversified represents and confirms that the employment of Subadvisor is authorized by due corporate or other authorization and that the terms hereof do not violate any obligation by which Diversified is bound, whether arising by contract, operation of law or otherwise, and, if Diversified is a corporation or trust, that (a) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon Diversified in accordance with its terms, and
(b) Diversified will deliver to Subadvisor such evidence of such authority as Subadvisor may reasonably require, whether by way of a certified resolution or otherwise.

     6. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. (vii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any custodian, including but not limited to any loss arising from, on account of or in connection with any custodian failing to timely notify the Subadvisor of any corporate action or similar transaction. (viii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer; provided, however, that the Subadvisor will make reasonable efforts to require that brokers and dealers selected by the Subadvisor perform their obligations with respect to Diversified. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable, unless Diversified or any of its employees or agents was acting in a manner akin to willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     7. Disclosure/Compliance Obligations. Subadviser agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other commingled investment fund product managed by the Subadviser in a substantially similar manner to the strategy employed under this Agreement if, to the best knowledge of the Subadviser, such commingled investment funds is sold in retirement plan marketplaces in competition with the Portfolio. In addition, Subadviser agrees to provide Diversified with all written compliance policies and procedures of the Subadviser (and all updates thereto) and otherwise comply with all reasonable requests by Diversified to ensure compliance with all applicable securities and other laws.

     8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the

Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 30 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval and, if required under applicable law, the vote of a majority of the outstanding voting securities of the Portfolio.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     9. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets will be made available promptly to the Portfolio on request.

     10. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     11. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 8 hereof.

     Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     Diversified has delivered, or will deliver to Subadvisor, current copies and supplements thereto of each of the Prospectus and SAI pertaining to the Portfolio, and will deliver to it all future amendments and supplements, if any.

     12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     13. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information and advice received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     Diversified represents to Subadvisor that it will disclose to Subadvisor promptly after it has knowledge of any significant change or variation in its management structure or personnel that is material to this Agreement. In addition, Diversified represents to Subadvisor that it will similarly disclose to Subadvisor, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Subadvisor represents to Diversified that any information received by Subadvisor pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     14. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                   Diversified Investment Advisors, Inc.


                                   By:  /s/ Robert F. Colby
                                      -----------------------------------------
                                        Robert F. Colby
                                        Senior Vice President & General Counsel

                                   Western Asset Management Company


                                    By:  /s/ Kevin Ehrlich
                                      -----------------------------------------
                                        Kevin Ehrlich
                                        Manager, Regulatory Affairs



WesternISA

                                  SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by Subadvisor for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge, e.g., if Subadvisor manages $50M for this Portfolio and $60M for one or more additional Diversified funds (Portfolios or other Diversified funds) then the applicable marginal charge would be .0015 of net assets in excess of $100M for this example. The fee schedule shall only be amended by agreement between the parties.

                                 FEE SCHEDULE

                 .0030 OF THE FIRST $100 MILLION OF NET ASSETS
                 .0015 OF NET ASSETS IN EXCESS OF $100 MILLION

Net assets are equal to the market value of the portion of the Portfolio allocated to the Subadvisor. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.





WesternISA